SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): February 8, 2001


                          HOMECOM COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-29204             58-2153309
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(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
Incorporation or Organization          file Number)       Identification No.)

3495 Piedmont Road, Building 12, Atlanta, Georgia               30305
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (404) 237-4646

3535 Piedmont Road, Building 14, Atlanta, Georgia 30305

(former address, if changed since last report)

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ITEM 4. Changes in Registrant's Certifying Accountant.

                      (a) Previous Independent Accountants

(i) On February 8, 2001, HomeCom Communications, Inc. (the "Company" or "HomeCom") dismissed PricewaterhouseCoopers LLP ("PWC"), as its independent accountants effective immediately. The Company's Board of Directors participated in and approved the decision to change independent accountants.

(ii) The reports of PWC on the Company's consolidated balance sheets as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, in its report on the Company's financial statements for the fiscal years ended December 31, 1999 and 1998, it included the following explanatory paragraph: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses and negative cash flows since its inception and has an accumulated deficit. The Company is dependent on continued financing from investors to sustain its activities and there is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

(iii) In connection with its audits for the two most recent fiscal years and through February 8, 2001, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through February 8, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) On February 13, 2001, the Company delivered a copy of the disclosures which it proposed to make in Item 4 in this Form 8-K, and requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PWC agreed with such disclosures. A copy of such letter dated February 13, 2001 indicating such agreement is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Accountants

     (i) On February 8, 2001, the Company engaged the firm of Feldman Sherb & Co, ("FSC") as independent accountants for the Company's fiscal year ending December 31, 2000. The Company's Board of Directors approved the selection of FSC as independent accountants.

     (ii) During the two most recent fiscal years and through February 8, 2001, the Company has not consulted with FSC with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (2) on any matter that was either the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 7. Exhibits

(a) Exhibits

     Exhibit No.   Description

     16.1 Letter of PricewaterhouseCoopers LLP dated February 13, 2001 Regarding Change in Certifying Accountant

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOMECOM COMMUNICATIONS, INC.


Dated: February 14, 2001                By: /s/ Harvey W. Sax
                                        ---------------------
                                        Harvey W. Sax, President and CEO

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                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------


     16.1 Letter of PricewaterhouseCoopers LLP dated February 13, 2001 Regarding Change in Certifying Accountant